Exhibit 10.4

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT



     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT made effectively as of the 21st day of November, 2006 by and between AEROFLEX INCORPORATED., a Delaware corporation (hereinafter the "Company") and JOHN ADAMOVICH, JR. (hereinafter the "EXECUTIVE").

                              W I T N E S S E T H:

     WHEREAS, the Company and Executive entered into an Employment Agreement dated November 9, 2005 (hereinafter the "Employment Agreement"); and

     WHEREAS, the Company and Employee desire to modify the said Employment Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Section 1 shall be amended and restated as follows:

     "Employment  Period.  Subject to Section 3, the  Company  hereby  agrees to
      -------------------
employ the Executive, and the Executive hereby agrees to be employed by the Company in accordance with the terms and provisions of this Agreement, for the period commencing as of the Effective Date and ending at midnight on December 31, 2009 (the "Employment Period")."

     2. Section 2(b)(i)(2) shall be amended and restated as follows:

     "COLA.  Executive's Base Salary shall be increased during the second, third
     ------
and fourth years of the Employment Period by an amount equal to the increase in the cost-of-living during the first, second and third years of the Employment Period, respectively, as reported in the "Consumer Price Index, New York and Northeastern New Jersey, All Items", published by the U.S. Department of Labor (or if such index is no longer published, the successor or comparable index which is published). Such respective amounts shall be calculated and paid to Executive in each instance in a single sum on or before the third month of the second, third and fourth years of the Employment Period."

     3. Section 2(b)(ii) shall be amended and restated as follows:

     "Bonus.  The  Executive  shall receive a bonus (the "Bonus") of Two Hundred
     -------
Thousand Dollars ($200,000) in each of the first two years of the Employment Period and, except as otherwise may be provided herein, subject to continued employment during such years. Such Bonus shall be payable no later than December 31, 2006 and December 31, 2007, respectively. For the fiscal years 2008 and 2009 occurring during the Employment Period, the Executive shall be entitled to such bonus, if any, as the Chairman of the Board, the President and the Board of Directors shall authorize and determine in the exercise of their sole discretion.


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     4.  Section  3(a) shall be amended to change the Section  reference  in the fourth line from "12(b)" to "13(b)"

     5. Section 3(b) shall be amended to change the Section references in the eighth line from "Section 6, 7 or 8"; to "Section 7, 8 or 9".

     6. Section 3(d) shall be amended to change the Section reference in the fourth line from "Section 12(b)" to "Section 13(b)".

     7. The following shall be inserted as Section 5:

     "5. Change in Control.
     ----------------------

          No benefits shall be payable hereunder unless there shall have been a Change in Control, as set forth below, and the Executive's employment by the Company shall thereafter have been terminated in accordance with
     Section 5(b) hereof.

          (a) Definition.  For purposes of this Agreement, a "Change in Control"
              -----------
     shall mean the occurrence of any of the following events after the date of this Agreement:

              (i) the acquisition, directly or indirectly, by a "person" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto (the "Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 35% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by or from the Company or any corporation or other entity in which the Company owns or controls directly or indirectly at least 50 percent of the total combined voting power represented by all classes of stock issued by such corporation, or in the case of a noncorporate entity, at least 50% of the profits or capital interest in such entity (a "Subsidiary,") or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (B) any acquisition by an individual who as of the effective date of the Plan is a member of the Board,
(C) any acquisition by any underwriter in any firm commitment underwriting of securities to be issued by the Company, or (D) any acquisition by any corporation (or other entity) if, immediately following such acquisition, 65% or more of the then outstanding shares of common stock (or other equity unit) of such corporation (or other entity) and the combined voting power of the then outstanding voting securities of such corporation (or other entity), are beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who, immediately prior to such acquisition, were the beneficial owners of the then outstanding Voting Securities in substantially the same proportions, respectively, as their ownership immediately prior to the acquisition of the stock and Voting Securities; or

              (ii) the following individuals cease for any reason to constitute a majority of the Board: individuals who, as of the date of the this Agreement, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or


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threatened  election  contest,   including,   but  not  limited  to,  a  consent
solicitation relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the stockholders of the Company was approved and recommended by a vote of at least two-thirds of the directors then still in office who either were directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

              (iii) the consummation of the sale or other disposition of all or substantially all of the assets of the Company, other than to an entity, at least 65% of the Voting Securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

              (iv) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:
(A) more than 65% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Corporation Voting Securities were converted pursuant to such Business Combination), and (B) such voting power among the holders thereof is in substantially the same proportion as the voting power of such Voting Securities among the holders thereof immediately prior to the Business Combination; or

              (v) the consummation of a plan of complete liquidation or substantial dissolution of the Company, other than a liquidation or substantial dissolution, which would result in the Voting Securities of the entity after such liquidation or dissolution, if any, continuing to represent (whether by remaining outstanding or by being converted to voting securities of the surviving entity) 65% or more of the Voting Securities or the voting power of the voting securities of such surviving entity outstanding immediately after such liquidation or dissolution, and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Voting Securities among the holders thereof immediately prior to the such liquidation or dissolution; or

              (vi) the sale, transfer, assignment, distribution or other disposition by the Company and/or one of its Subsidiaries, in one transaction, or in a series of related transactions within any period of 18 consecutive calendar months (including, without limitation, by means of the sale, transfer, assignment, distribution or other disposition of the capital stock of any Subsidiary or Subsidiaries), of assets which account for an aggregate of 50% or more of the consolidated revenues of the Company and the Subsidiaries of the Company, as applicable, as determined in accordance with U.S. generally accepted accounting principles, for the fiscal year most recently ended prior to the date of such transaction (or, in the case of a series of transactions as described above, the first such transaction); provided, however, that no such transaction shall be taken into account if substantially all the proceeds thereof (whether in cash or in kind) are used after such transaction in


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the ongoing  conduct by the Company  and/or its  Subsidiaries)  of the  business conducted by the Company and/or its Subsidiaries prior to such transaction.

     (b)  Termination.  If any of the events  described  in Section  5(a) hereof
          -----------
constituting a Change in Control of the Company shall have occurred, the Executive, if terminated during the twenty four (24) months following such Change in Control, shall be entitled to the benefits provided in Section 5(c) hereof, unless such termination is due to the Executive's death or Disability, or is by the Company for Cause, or is by the Executive for other than Good Reason. In the event that, upon the occurrence of a Change in Control, the Executive is eligible for retirement in accordance with the terms and conditions of any applicable corporate retirement plan or program in effect immediately preceding such Change in Control, the Executive's eligibility for immediate retirement benefits, and any request therefor, shall not preclude the Executive's receipt of severance benefits under Section 5(c) hereof as a result of any termination without Cause or for Good Reason.

     (c) Severance Benefits on Termination.  If, after any Change in Control (as
         ---------------------------------
defined herein) shall have occurred, the Executive's employment shall be terminated during the twenty-four (24) months following the date of such Change in Control (A) by the Company other than for death, Disability or Cause or (B) by the Executive for Good Reason, the Executive shall be entitled to certain severance benefits (hereinafter "the Severance Benefits") as provided below:

     (i) The Company shall pay the Executive's full base salary through the date of termination at the rate which is the higher of the (then) current annual rate or the annual rate in effect immediately prior to the date of any Change in Control. The Company shall also pay the Executive the amount, if any, of any unpaid earned annual bonus for the preceding fiscal year, as well as a pro rata portion of the higher of (i) the earned annual bonus for the preceding fiscal year or (ii) the target or projected annual bonus for the fiscal year in which the termination of employment occurs. In addition, the Company shall continue in full force and effect through the date of termination the Executive's participation in all stock ownership, stock purchase or stock option plans, all health and welfare benefit plans, and all insurance and disability plans as may be in effect at the date of the Change in Control.

     (ii) Subject to Sections 5(c)(iv) and 5(c)(v) hereof, the Company shall pay as Severance Benefits to the Executive on or before the fifth (5th) day following the date of termination of employment, a lump sum payment ("the lump sum payment") equal to two and fifty one hundredths (2.50) times the sum of (A) the Executive's base salary at the rate which is the higher of the (then) current annual rate or the annual rate in effect immediately prior to the date of any Change in Control and (B) the average of the annual bonuses received by the Executive for each of the last three fiscal years of the Company. Such lump sum payment shall be subject to all applicable Federal, state and local income and FICA taxes including all required withholding amounts.

     (iii) For the continued benefit of the Executive and the Executive's eligible dependents, the Company shall maintain in full force and effect until the earlier of (A) December 31 of the second calendar year following the calendar year of termination or (B) the Executive's commencement of full-time employment with a new employer, at the same cost as is paid by similarly-situated continuing employees all medical and health plans and programs for which the


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


Executive was eligible immediately prior to the date of termination, provided that the Executive's continued participation is possible under the general terms and provisions of such plans and programs, and subject further to such periodic changes in such plans and programs as are generally applicable to all participants in such plans and programs. The Executive will be responsible for any income tax liability arising out of any continued participation in such health and medical plans and programs, and notwithstanding the provision of this
Section 5(c)(iii), no additional employment service credits shall be given for the period of such continued participation.

     (iv) The Severance Benefits to be provided to the Executive hereunder and all other payments or benefits which are "parachute payments" (as defined in Section 280(G)(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code") payable to the Executive under other arrangements or agreements (the "Total Payments") shall be adjusted as set forth in this Section 5(c)(iv). If the Total Payments as a result of any Change in Control would (in the aggregate) result in an amount not being deductible under Code Section 280G or an excise tax under Section 4999, the Total Payments shall be reduced to the extent necessary so that the deductibility of the full amount of such reduced Total Payments is not limited by Code Section 280G or such Total Payment is not subject to an excise tax under Section 4999.

     (v) Notwithstanding anything herein to the contrary, if any payments due under this Agreement would subject Executive to any tax imposed under Section 409A of the Code if such payments were made at the time otherwise provided herein, then the payments that cause such taxation shall be payable in a single lump sum on the first day which is at least six months after the date of the Executive's "separation of service" as set forth in Code Section 409A and the regulations issued thereunder."

     8. Section 5 shall be renumbered as Section 6 and amended and restated as follows:

     "Full Settlement,  Mitigation. In no event shall the Executive be obligated
      -----------------------------
to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Executive obtains other employment. Neither the Executive nor the Company shall be liable to the other party for any damages in addition to the amounts payable under Sections 4 or 5 arising out of the termination of the Executive's employment prior to the end of the Employment Period; provided, however, that the Company shall be entitled to
                       --------   -------
seek damages for any breach of Sections 7, 8, or 9 or criminal misconduct."

     9. Section 6 shall be renumbered as Section 7 and subsection (d) shall be amended and restated as follows:

        "(d) As used in this Section 7 and in Section 8 and 9, "Company" shall include the Company and any of its subsidiaries."

     10. Section 7 shall be renumbered as Section 8 and shall be amended to change the Section reference in the sixth line from "Section 6" to "Section 7".


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     11.  Sections 8, 9, 10 and 11 shall be renumbered as Sections 9, 10, 11 and
12 respectively.

     12. Section 12 shall be renumbered as Section 13 and subsection (f) shall be amended to change the Section references on the second and sixth lines, respectively, from "Sections 6, 7 and 8" to "Sections 7, 8 and 9".

     13. Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.




                                           AEROFLEX INCORPORATED


                                           By:/s/Leonard Borow
                                              ------------------------
                                              Leonard Borow, President



                                              /s/John Adamovich, Jr.
                                              ------------------------
                                              John Adamovich, Jr.




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